UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21734

PIMCO Global StocksPLUS® & Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2014

Date of reporting period:	June 30, 2013

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

June 30, 2013 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 64.1%
	Banc of America Funding Corp., CMO (l),
$237	0.412%, 7/20/36	$211,011
1,566	2.872%, 3/20/36	1,378,294
848	2.985%, 12/20/34	708,763
518	5.846%, 1/25/37	421,704
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.361%, 3/11/41 CMO (a)(d)(l)	1,985,145
7	Banc of America Mortgage Trust, 6.00%, 7/25/46 CMO	6,745
756	BCAP LLC Trust, 6.25%, 11/26/36 CMO (a)(d)	741,166
3,000	BCRR Trust, 5.858%, 7/17/40 CMO (a)(d)(j)(l)	3,315,261
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (l),
701	2.726%, 7/25/36	557,609
413	2.836%, 3/25/35	378,910
1,131	2.982%, 2/25/34	1,107,889
	Bear Stearns ALT-A Trust, CMO (l),
504	2.571%, 4/25/35	416,696
208	2.845%, 11/25/35	154,007
326	2.864%, 9/25/35	268,804
	Bear Stearns Commercial Mortgage Securities Trust, CMO (l),
1,300	5.623%, 3/13/40 (a)(d)	1,301,890
1,000	5.694%, 6/11/50 (j)	1,137,028
1,000	5.878%, 2/11/41 (a)(d)	1,009,291
	Bear Stearns Structured Products, Inc. Trust, CMO (l),
1,557	2.638%, 1/26/36	1,181,319
528	2.653%, 12/26/46	370,301
1,256	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39 CMO (a)(b)(d)(k) (acquisition cost - $707,844; purchased 11/18/09)	772,407
€2,595	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.359%, 11/13/47 CMO (l)	2,790,285
£2,341	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.766%, 12/14/48 CMO (l)	3,029,735
$813	Charlotte Gateway Village LLC, 6.41%, 12/1/16 CMO (a)(b)(d)(g)(k) (acquisition cost - $861,886; purchased 1/9/06)	817,173
	Chevy Chase Funding LLC Mortgage-Backed Certificates, CMO (a)(d)(l),
290	0.493%, 8/25/35	253,026
19	0.533%, 10/25/34	16,217
3,803	CHL Mortgage Pass-Through Trust, 2.783%, 2/20/36 CMO (l)	1,330,727
1,410	Citigroup Mortgage Loan Trust, Inc., 3.024%, 3/25/37 CMO (l)	1,001,813
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.392%, 7/15/44 CMO (l)	1,029,580
760	Commercial Mortgage Trust, 6.078%, 7/10/46 CMO (a)(d)(l)	797,740
	Countrywide Alternative Loan Trust, CMO,
1,502	0.402%, 5/20/46 (l)	997,502
263	0.433%, 12/25/46 (l)	71,012
1,819	0.523%, 10/25/35 (l)	1,388,006
3,339	0.543%, 5/25/36 (l)	1,783,855
460	2.905%, 2/25/37 (l)	385,231
457	5.09%, 10/25/35 (l)	341,584
1,112	5.50%, 8/25/34	956,125
57	5.50%, 2/25/36	47,968
1,018	5.50%, 3/25/36	779,578
1,247	6.00%, 5/25/37	967,680
162	6.25%, 9/25/34	160,391
2,345	6.957%, 7/25/36 IO (l)	651,585
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
341	0.433%, 3/25/36 (l)	274,898
2,138	0.513%, 3/25/35 (l)	1,736,138
238	0.583%, 2/25/35 (l)	141,015
269	2.619%, 10/20/35 (l)	188,913
473	2.841%, 10/20/35 (l)	388,825
588	2.963%, 8/25/34 (l)	525,789
586	3.13%, 3/25/37 (l)	394,555
1,275	5.029%, 10/20/35 (l)	1,040,354
102	5.50%, 8/25/35	97,990
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.745%, 12/15/36 CMO (a)(d)(l)	2,565,882
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 9/18/39 (a)(d)(l)	980,688
423	6.00%, 11/25/36	417,841
2,000	6.253%, 2/15/41 (l)	2,292,058
820	First Horizon Alternative Mortgage Securities Trust, 2.284%, 11/25/36 CMO (l)	590,656
1,863	First Horizon Mortgage Pass-Through Trust, 2.568%, 1/25/37 CMO (l)	1,573,034
	GE Capital Commercial Mortgage Corp., CMO (l),
1,000	5.322%, 7/10/45 (a)(d)	993,483
1,000	5.384%, 5/10/43	1,008,881
333	GMACM Mortgage Loan Trust, 3.344%, 6/25/34 CMO (l)	321,054
730	GS Mortgage Securities Trust, 6.127%, 8/10/43 CMO (a)(d)(l)	733,468

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

June 30, 2013 (unaudited)

	GSR Mortgage Loan Trust, CMO,
$297	2.664%, 9/25/35 (l)	$293,622
580	2.806%, 4/25/35 (l)	534,218
333	2.819%, 5/25/35 (l)	290,225
334	5.50%, 6/25/36	313,509
	Harborview Mortgage Loan Trust, CMO (l),
42	0.492%, 4/19/34	40,088
187	2.525%, 11/19/34	148,781
77	2.842%, 2/25/36	58,982
66	5.162%, 8/19/36	54,272
824	5.366%, 6/19/36	587,148
807	HSI Asset Loan Obligation Trust, 2.931%, 1/25/37 CMO (l)	612,983
2	Impac CMB Trust, 0.833%, 10/25/33 CMO (l)	1,994
	IndyMac Index Mortgage Loan Trust, CMO (l),
2,663	0.463%, 6/25/37	803,091
77	0.473%, 3/25/35	65,790
405	2.478%, 6/25/37	262,277
22	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35 CMO	329
1,500	JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 5/15/41 CMO (a)(d)(l)	1,216,963
	JPMorgan Mortgage Trust, CMO,
544	2.798%, 5/25/36 (l)	456,726
1,806	2.893%, 4/25/37 (l)	1,425,243
177	5.50%, 1/25/36	166,729
140	5.50%, 6/25/37	137,170
	Luminent Mortgage Trust, CMO (l),
1,283	0.363%, 12/25/36	952,380
1,192	0.393%, 10/25/46	966,678
	MASTR Adjustable Rate Mortgages Trust, CMO (l),
1,385	2.665%, 11/25/35 (a)(d)	911,495
375	3.134%, 10/25/34	322,260
403	Merrill Lynch Alternative Note Asset Trust, 0.263%, 1/25/37 CMO (l)	165,143
256	Merrill Lynch Mortgage Investors Trust, 1.664%, 10/25/35 CMO (l)	248,867
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48 CMO	1,101,635
	Morgan Stanley Capital I, Inc., CMO,
500	5.378%, 11/14/42 (l)	436,998
100	5.379%, 8/13/42 (a)(d)(l)	74,202
1,415	5.569%, 12/15/44	1,537,823
1,200	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56 CMO, PO (a)(b)(d)(k) (acquisition cost - $1,113,694; purchased 4/6/11)	1,176,000
440	Opteum Mortgage Acceptance Corp., 0.463%, 7/25/36 CMO (l)	300,874
254	Provident Funding Mortgage Loan Trust, 2.743%, 10/25/35 CMO (l)	251,616
3,000	RBSCF Trust, 6.068%, 2/17/51 CMO (a)(d)(j)(l)	3,066,897
2,582	RBSSP Resecuritization Trust, 5.00%, 9/26/36 CMO (a)(d)	1,375,631
	Residential Accredit Loans, Inc., CMO,
545	3.315%, 12/26/34 (l)	444,815
1,475	3.81%, 1/25/36 (l)	1,115,096
847	6.00%, 9/25/35	637,395
632	6.00%, 8/25/36	496,570
198	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31 CMO	206,723
	Structured Adjustable Rate Mortgage Loan Trust, CMO (l),
1,165	1.569%, 5/25/35	801,397
168	3.033%, 9/25/35	140,934
523	4.416%, 9/25/36	310,894
672	4.871%, 11/25/36	642,543
966	5.057%, 4/25/36	768,124
748	5.141%, 1/25/36	582,040
	Structured Asset Mortgage Investments II Trust, CMO (l),
638	0.423%, 2/25/36	482,725
539	0.473%, 2/25/36	413,940
304	Suntrust Adjustable Rate Mortgage Loan Trust, 2.955%, 1/25/37 CMO (l)	279,374
	Wachovia Bank Commercial Mortgage Trust, CMO,
432	4.982%, 2/15/35 (a)(d)	432,269
1,500	5.62%, 1/15/41 (a)(d)(l)	1,406,878
2,500	6.122%, 2/15/51 (l)	2,859,093
1,000	WaMu Commercial Mortgage Securities Trust, 6.294%, 3/23/45 CMO (a)(d)(l)	1,005,905
	WaMu Mortgage Pass-Through Certificates, CMO (l),
211	0.483%, 7/25/45	196,349
194	0.899%, 1/25/47	181,339
944	2.475%, 12/25/36	799,716
766	2.553%, 2/25/37	634,304
302	4.954%, 7/25/37	272,817
648	4.962%, 4/25/37	49,372
3,497	Washington Mutual Alternative Mortgage Pass-Through Certificates, 0.939%, 4/25/47 CMO (l)	734,699
916	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37 CMO	841,160
1,000	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24 CMO (a)(d)	1,016,008
Total Mortgage-Backed Securities (cost-$70,069,473)		91,397,693

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

June 30, 2013 (unaudited)

CORPORATE BONDS & NOTES - 49.1%
Airlines - 3.1%
$1,000	American Airlines, Inc., 10.50%, 10/15/12 (f)	$1,202,500
570	Northwest Airlines, Inc., 1.024%, 11/20/15 (MBIA) (j)(l)	562,440
	United Air Lines Pass-Through Trust (j),
1,844	6.636%, 1/2/24	1,972,951
548	10.40%, 5/1/18	630,010
		4,367,901
Banking - 10.6%
	Ally Financial, Inc.,
31	6.00%, 3/15/19	30,917
9	6.10%, 9/15/19	8,885
45	6.15%, 3/15/16	44,506
60	6.25%, 4/15/19	58,663
98	6.30%, 8/15/19	95,296
17	6.35%, 4/15/16 - 4/15/19	16,810
23	6.50%, 10/15/16	23,049
10	6.55%, 12/15/19	9,942
12	6.60%, 8/15/16	12,002
39	6.65%, 6/15/18 - 10/15/18	39,120
29	6.70%, 6/15/18	28,646
126	6.75%, 8/15/16 - 6/15/19	125,380
74	6.85%, 4/15/16 - 5/15/18	73,717
20	6.875%, 8/15/16 - 7/15/18	19,734
85	6.90%, 6/15/17 - 8/15/18	84,993
8	6.95%, 6/15/17	8,006
278	7.00%, 1/15/17 - 8/15/18	277,662
227	7.05%, 3/15/18 - 4/15/18	226,943
80	7.15%, 9/15/18	79,600
15	7.20%, 10/15/17	15,001
679	7.25%, 9/15/17 - 9/15/18	675,239
199	7.30%, 1/15/18	198,855
57	7.35%, 4/15/18	57,041
2	7.375%, 4/15/18	2,000
55	7.40%, 12/15/17	55,005
110	7.50%, 6/15/16 - 12/15/17	109,134
4	7.55%, 5/15/16	4,029
12	7.75%, 10/15/17	12,001
46	8.00%, 11/15/17	46,013
2	8.125%, 11/15/17	2,000
326	9.00%, 7/15/20	326,676
£100	Barclays Bank PLC, 14.00%, 6/15/19 (h)	199,226
€150	BPCE S.A., 9.25%, 4/22/15 (h)	203,057
$1,300	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(j)	1,322,750
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (j),
€1,000	6.875%, 3/19/20	1,405,781
$1,600	11.00%, 6/30/19 (a)(d)(h)	2,064,770
	Credit Agricole S.A. (h),
£200	7.589%, 1/30/20	295,977
200	8.125%, 10/26/19	309,688
$2,800	Discover Bank, 7.00%, 4/15/20 (j)	3,270,842
£600	LBG Capital No. 1 PLC, 7.588%, 5/12/20	920,874
100	LBG Capital No. 2 PLC, 15.00%, 12/21/19	212,020
$2,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	2,161,864
		15,133,714
Building Materials - 0.1%
470	Corp. GEO S.A.B. de C.V., 9.25%, 6/30/20 (a)(d)(f)	211,500

Chemicals - 0.4%
600	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(j)	640,500

Coal - 1.1%
800	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(j)	778,000
	Mongolian Mining Corp.,
200	8.875%, 3/29/17 (a)(d)	171,000
700	8.875%, 3/29/17 (j)	598,500
		1,547,500
Commercial Services - 1.2%
1,500	PHH Corp., 9.25%, 3/1/16 (j)	1,676,250

Diversified Financial Services - 11.9%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(j)	760,000
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h)(j)	2,268,000

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

June 30, 2013 (unaudited)

	Ford Motor Credit Co. LLC (j),
$400	8.00%, 6/1/14	$423,125
3,850	8.00%, 12/15/16	4,517,760
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (j)	1,106,710
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (j)	3,048,750
800	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(d)(k) (acquisition cost - $809,250; purchased 5/16/13 - 5/17/13)	780,000
	SLM Corp.,
200	3.412%, 2/1/14 (l)	201,126
1,000	8.00%, 3/25/20 (j)	1,086,250
1,250	8.45%, 6/15/18 (j)	1,393,750
	Springleaf Finance Corp.,
900	6.50%, 9/15/17 (j)	873,000
200	6.90%, 12/15/17	197,250
1,549	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(k) (acquisition cost - $253,622; purchased 11/20/12)	258,081
		16,913,802
Electric Utilities - 0.4%
500	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)(j)	548,750

Engineering & Construction - 1.5%
2,162	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK (j)	2,210,238

Household Products/Wares - 0.1%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	92,250

Insurance - 6.3%
	American International Group, Inc. (j),
4,565	5.60%, 10/18/16	5,090,482
1,350	6.25%, 5/1/36	1,569,963
1,100	6.40%, 12/15/20	1,277,009
1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(d)(j)	1,074,830
		9,012,284
Media - 0.5%
700	Radio One, Inc., 12.50%, 5/24/16 (j)	708,750

Miscellaneous Manufacturing - 0.2%
376	Colt Defense LLC, 8.75%, 11/15/17	282,000

Oil & Gas - 3.9%
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	3,223,281
357	Global Geophysical Services, Inc., 10.50%, 5/1/17	312,375
950	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(j)	964,250
	OGX Austria GmbH (a)(d),
2,050	8.375%, 4/1/22 (j)	615,000
1,400	8.50%, 6/1/18	455,000
		5,569,906
Paper & Forest Products - 0.0%
30	Millar Western Forest Products Ltd., 8.50%, 4/1/21	29,775

Pipelines - 1.4%
	NGPL PipeCo LLC (a)(d),
100	7.768%, 12/15/37	88,500
1,500	9.625%, 6/1/19 (j)	1,560,000
400	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(j)	346,000
		1,994,500
Real Estate Investment Trust - 1.7%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (j)	2,358,174

Retail - 2.0%
£100	Aston Martin Capital Ltd., 9.25%, 7/15/18	156,278
$2,381	CVS Pass-Through Trust, 5.88%, 1/10/28 (j)	2,666,190
		2,822,468
Telecommunications - 1.5%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a)(d)(j)	2,090,000

Transportation - 1.2%
600	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)(j)	604,500
1,075	Navios Maritime Holdings, Inc., 8.875%, 11/1/17 (j)	1,118,000
30	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	19,950
		1,742,450
Total Corporate Bonds & Notes (cost-$64,670,602)		69,952,712

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

June 30, 2013 (unaudited)

U.S. GOVERNMENT AGENCY SECURITIES - 18.6%
	Fannie Mae,
$2,035	4.50%, 9/1/25 - 7/1/41 MBS (j)	$2,160,019
16,000	5.50%, MBS TBA 30 Year (e)	17,376,254
1,444	5.857%, 3/25/37 CMO IO (b)(j)(l)	214,191
1,380	5.957%, 11/25/39 CMO IO (b)(j)(l)	180,507
3,511	6.00%, 8/1/34 - 11/1/36 MBS (j)	3,878,039
1,457	6.187%, 3/25/37 CMO IO (b)(j)(l)	217,163
1,322	6.247%, 4/25/37 CMO IO (j)(l)	252,342
179	7.00%, 12/25/23 CMO (j)	212,333
1,433	7.007%, 2/25/37 CMO IO (b)(j)(l)	264,441
111	7.50%, 6/1/32 MBS	127,373
12	7.80%, 6/25/26 ABS (l)	11,795
141	9.59%, 12/25/42 CMO (j)(l)	164,367
387	13.894%, 8/25/22 CMO (b)(j)(l)	503,751
	Freddie Mac, CMO,
2,058	6.248%, 3/15/37 IO (b)(j)(l)	327,338
1,353	6.378%, 9/15/36 IO (b)(j)(l)	217,402
2,684	6.388%, 9/15/36 IO (j)(l)	380,857
15	7.00%, 8/15/23	17,165
Total U.S. Government Agency Securities (cost-$26,287,133)		26,505,337

ASSET-BACKED SECURITIES - 11.0%
177	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(d)(g)	181,844
153	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 5.818%, 2/25/33 (l)	8,499
362	Bayview Financial Asset Trust, 1.143%, 12/25/39 (a)(d)(l)	287,885
878	Bear Stearns Asset-Backed Securities Trust, 6.50%, 8/25/36	730,386
1,514	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (l)	985,790
100	Carrington Mortgage Loan Trust, 0.343%, 8/25/36 (l)	54,415
236	Centex Home Equity, 0.643%, 6/25/35 (l)	191,098
	Citigroup Mortgage Loan Trust, Inc.,
298	0.353%, 1/25/37 (l)	146,287
927	5.972%, 1/25/37	589,935
517	Conseco Finance Securitizations Corp., 7.96%, 5/1/31	426,108
	Countrywide Asset-Backed Certificates (l),
236	0.343%, 1/25/37	206,084
40	0.743%, 9/25/34 (a)(d)	35,619
147	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(k) (acquisition cost - $119,124; purchased 9/24/09)	151,300
1,090	EMC Mortgage Loan Trust, 0.663%, 5/25/39 (a)(d)(l)	1,014,618
2,421	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(g)(k) (acquisition cost - $2,318,170; purchased 1/29/13)	2,342,522
	Lehman XS Trust,
600	5.42%, 11/25/35	578,026
621	5.72%, 5/25/37	589,023
365	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	366,379
183	Morgan Stanley ABS Capital I, Inc. Trust, 0.253%, 5/25/37 (l)	96,029
82	Quest Trust, 0.313%, 8/25/36 (a)(d)(l)	79,113
	Residential Asset Mortgage Products, Inc. (l),
86	0.873%, 3/25/33	73,463
135	5.572%, 6/25/32	122,272
35	Residential Funding Mortgage Securities I, 0.643%, 6/25/33 (a)(d)(l)	34,170
241	Soundview Home Equity Loan Trust, 0.253%, 11/25/36 (a)(d)(l)	89,280
	South Coast Funding VII Ltd. (a)(d)(g)(l),
17,430	0.54%, 1/6/41 CDO	4,694,999
618	0.54%, 1/6/41 CDO (b)(k) (acquisition cost - $122,535; purchased 8/16/12 - 11/8/12)	163,874
	Structured Asset Securities Corp. (l),
699	0.343%, 5/25/36	647,674
804	0.493%, 6/25/35	688,708
141	Washington Mutual Asset-Backed Certificates, 0.253%, 10/25/36 (l)	55,073
Total Asset-Backed Securities (cost-$13,573,145)		15,630,473

U.S. TREASURY OBLIGATIONS - 5.8%
	U.S. Treasury Notes,
70	0.25%, 1/31/14 (i)	70,056
4,531	0.25%, 3/31/14 (i)(j)	4,534,185
900	0.25%, 5/31/14	900,580
400	0.25%, 6/30/14	400,266
400	0.75%, 6/15/14	402,141
573	1.00%, 1/15/14 (i)	575,742
500	1.25%, 4/15/14	504,267
845	2.375%, 8/31/14 (i)	866,257
Total U.S. Treasury Obligations (cost-$8,253,127)		8,253,494

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

June 30, 2013 (unaudited)

SENIOR LOANS - 2.8%
Electric Utilities - 0.1%
$163	Texas Competitive Electric Holdings Co. LLC, 4.693% - 4.775%, 10/10/17 (a)(c)	$114,902

Financial Services - 1.9%
2,713	Springleaf Finance Corp., 5.50%, 5/10/17 (a)(c)	2,720,607

Hotels/Gaming - 0.8%
1,200	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(k) (acquisition cost - $1,148,250; purchased 5/1/12 - 7/10/12)	1,248,000
Total Senior Loans (cost-$3,882,550)		4,083,509

MUNICIPAL BONDS - 1.1%
West Virginia - 1.1%
1,780	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,676,097)	1,536,478

Shares
CONVERTIBLE PREFERRED STOCK - 0.3%
Electric Utilities - 0.3%
8,600	PPL Corp., 9.50%, 7/1/13 (cost-$430,000)	450,726

Units
WARRANTS - 0.0%
Engineering & Construction - 0.0%
1,975	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(n) (cost-$20)	20

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 9.9%
U.S. Treasury Obligations (i)(j)- 5.5%
$1,233	U.S. Treasury Bills, 0.133%-0.142%, 1/9/14-6/26/14 (m)	1,231,958
6,600	U.S. Treasury Notes, 0.25%, 4/30/14	6,604,514
Total U.S. Treasury Obligations (cost-$7,837,591)		7,836,472

Repurchase Agreements - 4.4%
4,400	Citigroup Global Markets, Inc., dated 6/28/13, 0.15%, due 7/1/13, proceeds $4,400,055; collateralized by U.S. Treasury Notes, 0.75%, due 10/31/17, valued at $4,498,300 including accrued interest	4,400,000
1,889	State Street Bank and Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $1,889,002; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $1,927,668 including accrued interest	1,889,000
Total Repurchase Agreements (cost-$6,289,000)		6,289,000
Total Short-Term Investments (cost-$14,126,591)		14,125,472

Contracts
OPTIONS PURCHASED (n)- 0.1%
Put Options - 0.1%
175	S&P 500 Index Futures (CME), strike price $1,520.00, expires 7/19/13 (cost-$525,450)	207,812
Total Investments, before options written and securities sold short (cost-$203,494,188) (o)-162.8%		232,143,726

OPTIONS WRITTEN (n)- (0.7)%
Call Options - (0.7)%
175	S&P 500 Index Futures (CME), strike price $1,600.00, expires 7/19/13 (premiums received-$1,233,300)	(1,028,125)

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

June 30, 2013 (unaudited)

Principal Amount (000s)
SECURITIES SOLD SHORT - (3.8)%
U.S. Government Agency Securities - (3.8)%
$5,000	Fannie Mae, 6.00% MBS, TBA, 30 Year (proceeds received-$5,439,844)	$(5,435,157)

Total Investments, net of options written and securities sold short (cost-$196,821,044)-158.3%		225,680,444
Other liabilities in excess of other assets-(58.3)%		(83,147,493)
Net Assets-100.0%		$142,532,951

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $56,477,219, representing 39.6% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on June 30, 2013.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after June 30, 2013.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $8,200,412, representing 5.8% of net assets.

(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(j)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(k)	Restricted. The aggregate acquisition cost of such securities is $7,454,375. The aggregate value is $7,709,357, representing 5.4% of net assets.

(l)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2013.

(m)	Rates reflect the effective yields at purchase date.

(n)	Non-income producing.

(o)

At June 30, 2013, the cost basis of portfolio securities (before options written and securities sold short) for federal income tax purposes was $203,867,229. Gross unrealized appreciation was $32,728,463; gross unrealized depreciation was $4,451,966; and net unrealized appreciation was $28,276,497. The difference between book and tax cost was attributable to wash sale loss deferrals.

(p)	Futures contracts outstanding at June 30, 2013:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long:	E-mini S&P 500 Index	249	$19,911	9/20/13	$(572,084)
	S&P 500 Index	135	53,977	9/19/13	(1,551,318)
					$(2,123,402)

(q)	Transactions in options written for the three months ended June 30, 2013:

	Contracts	Premiums
Options outstanding, March 31, 2013	183	$900,805
Options written	533	3,290,880
Options terminated in closing transactions	(362)	(1,929,595)
Options expired	(179)	(1,028,790)
Options outstanding, June 30, 2013	175	$1,233,300

(r)	Credit default swap agreements outstanding at June 30, 2013:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)		Termination Date	Payments Made	Value(5)	Upfront Premiums Paid	Unrealized Appreciation
Citigroup:
CIFC	$1,000		†	10/20/20	(2.15)%	$61,838	$—	$61,838
Goldman Sachs:
CIFC	478		†	10/20/20	(4.50)%	19,699	—	19,699
TELOS	1,500		†	10/11/21	(5.00)%	104,544	—	104,544
						$186,081	$—	$186,081

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$521	†	7/25/33	6.25%	$(294,133)	$—	$(294,133)
SLM	500	0.63%	12/20/13	5.00%	11,348	(70,000)	81,348
Citigroup:
SLM	1,800	0.63%	12/20/13	5.00%	40,851	155,594	(114,743)
SLM	900	0.63%	12/20/13	5.00%	20,425	(141,750)	162,175
Deutsche Bank:
SLM	700	0.63%	12/20/13	5.00%	15,886	(98,000)	113,886
Morgan Stanley:
Morgan Stanley Dean Witter	156	7.49%	8/25/32	3.23%	(65,505)	(2,931)	(62,574)
Royal Bank of Scotland:
Markit ABX.HE AA 06-1	3,022	†	7/25/45	0.32%	(904,563)	(1,778,923)	874,360
Markit ABX.HE AAA 07-1	2,766	†	8/25/37	0.09%	(1,008,414)	(1,369,113)	360,699
UBS:
J.C. Penney Corp., Inc.	1,000	7.14%	9/20/17	5.00%	(72,213)	(130,000)	57,787
					$(2,256,318)	$(3,435,123)	$1,178,805

†	Credit Spread not quoted for asset-backed securities.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(s)	Interest rate swap agreements outstanding at June 30, 2013:

Centrally cleared swap agreements:

	Notional		Rate Type
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation
Citigroup (CME)	$57,000	12/18/23	2.75%	3-Month USD-LIBOR	$682,390	$66,790
Goldman Sachs (CME)	200,000	6/19/23	3-Month USD-LIBOR	2.75%	1,360,937	84,774
Goldman Sachs (CME)	198,000	12/18/23	2.75%	3-Month USD-LIBOR	2,370,406	51,826
					$4,413,733	$203,390

(t)	OTC total return swap agreements outstanding at June 30, 2013:

Pay/Receive Total Return on Reference Index	Index	# of Units	Floating Rate	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Depreciation
Receive	MSCI Daily Total Return EAFE	16,105	1-Month USD-LIBOR less 0.05%	$70,057	3/31/14	Credit Suisse First Boston	$(199,437)

*	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(u)	Forward foreign currency contracts outstanding at June 30, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2013	Unrealized Appreciation (Depreciation)
Purchased:
129,000 Australian Dollar settling 7/10/13	Westpac Banking Corp.	$126,214	$117,908	$(8,306)
3,181,000 British Pound settling 7/2/13	Barclays Bank	4,893,651	4,838,140	(55,511)
1,792,000 Euro settling 7/2/13	Citigroup	2,343,040	2,332,556	(10,484)
1,483,000 Hong Kong Dollar settling 7/15/13	HSBC Bank	191,142	191,214	72
1,483,000 Hong Kong Dollar settling 10/17/13	JPMorgan Chase	191,265	191,280	15
26,090,000 Japanese Yen settling 7/18/13	Royal Bank of Scotland	263,611	263,073	(538)
121,000 Swiss Franc settling 8/15/13	BNP Paribas	129,559	128,152	(1,407)
Sold:
3,181,000 British Pound settling 8/2/13	Barclays Bank	4,892,632	4,837,123	55,509
203,307 British Pound settling 9/12/13	Citigroup	310,000	309,074	926
3,181,000 British Pound settling 7/2/13	HSBC Bank	4,822,396	4,838,141	(15,745)
196,916 British Pound settling 7/3/13	JPMorgan Chase	300,000	299,497	503
437,917 Euro settling 7/3/13	Bank of America	570,000	570,016	(16)
444,709 Euro settling 9/17/13	Bank of America	580,000	579,049	951
1,792,000 Euro settling 8/2/13	Citigroup	2,343,320	2,332,842	10,478
49,000 Euro settling 7/2/13	Deutsche Bank	65,323	63,781	1,542
1,743,000 Euro settling 7/2/13	Morgan Stanley	2,251,437	2,268,775	(17,338)
1,483,000 Hong Kong Dollar settling 7/15/13	JPMorgan Chase	191,224	191,214	10
1,194,162 Hong Kong Dollar settling 10/17/13	JPMorgan Chase	154,000	154,025	(25)
				$(39,364)

(v)

At June 30, 2013, the Fund held $730,000 in cash as collateral and pledged cash collateral of $3,056,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Cash collateral of $70,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(w)	Open reverse repurchase agreements at June 30, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.38%	6/14/13	9/16/13	$1,380,384	$1,380,132
	0.45	6/7/13	7/5/13	1,000,300	1,000,000
	0.50	4/16/13	7/17/13	1,115,176	1,114,000
	0.50	5/28/13	8/28/13	662,313	662,000
	0.55	6/7/13	7/5/13	259,095	259,000
	0.65	6/7/13	9/9/13	384,166	384,000
	0.65	6/11/13	9/9/13	1,406,508	1,406,000
	0.693	6/13/13	7/15/13	1,980,686	1,980,000
	0.71	4/15/13	7/15/13	1,663,522	1,661,000
	0.71	4/16/13	7/17/13	4,997,479	4,990,000
	0.71	4/22/13	7/22/13	2,686,704	2,683,000
	0.71	5/3/13	8/5/13	614,714	614,000
	0.71	5/15/13	8/15/13	2,217,053	2,215,000
	0.75	5/28/13	8/28/13	1,330,942	1,330,000
	1.024	6/7/13	9/6/13	1,035,707	1,035,000
Credit Suisse First Boston	(0.50)	5/14/13	5/10/15	709,527	710,000
Deutsche Bank	(1.00)	4/18/13	4/17/15	1,682,534	1,686,000
	(0.25)	5/16/13	5/15/15	716,771	717,000
	0.40	5/15/13	8/8/13	2,121,107	2,120,000
	0.50	4/11/13	7/11/13	1,147,289	1,146,000
	0.50	5/8/13	8/8/13	669,502	669,000
	0.50	5/30/13	8/29/13	4,955,201	4,953,000
	0.50	6/4/13	9/4/13	4,763,786	4,762,000
	0.55	4/22/13	7/11/13	724,774	724,000
	0.58	6/4/13	9/4/13	5,719,487	5,717,000
	0.58	6/18/13	9/18/13	1,253,262	1,253,000
	0.60	5/20/13	8/20/13	1,338,937	1,338,000
	0.65	5/8/13	8/8/13	6,333,169	6,327,000
	0.68	4/3/13	7/3/13	3,095,195	3,090,000
Goldman Sachs	0.24	6/13/13	7/15/13	5,873,705	5,873,000
Morgan Stanley	0.40	6/13/13	7/15/13	158,032	158,000
	0.68	6/13/13	7/15/13	197,067	197,000
Royal Bank of Canada	0.45	5/20/13	8/19/13	1,108,582	1,108,000
	0.45	6/14/13	9/17/13	1,116,237	1,116,000
	0.62	2/5/13	7/31/13	1,201,012	1,198,000
Royal Bank of Scotland	1.093	6/6/13	7/11/13	1,792,359	1,791,000
	1.193	6/13/13	7/11/13	2,809,675	2,808,000
					$72,174,132

(x)

The weighted average daily balance of reverse repurchase agreements during the three months ended June 30, 2013 was $71,262,869, at a weighted average interest rate of 0.58%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2013 was $74,146,365.

Glossary:

ABS - Asset-Backed Securities

ABX.HE - Asset-Backed Securities Index Home Equity

£ - British Pound

CDO - Collateralized Debt Obligation

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

EAFE - Europe and Australia, Far East Equity Index

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by MBIA Insurance Corp.

MBS - Mortgage-Backed Securities

MSCI - Morgan Stanley Capital International

OTC - Over-the-Counter

PIK - Payment-in-Kind

PO - Principal Only

TBA - To Be Announced

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps — OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the three months ended June 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at June 30, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/13
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$89,404,520	$1,993,173	$91,397,693
Corporate Bonds & Notes:
Airlines	—	1,764,940	2,602,961	4,367,901
All Other	—	65,584,811	—	65,584,811
U.S. Government Agency Securities	—	26,505,337	—	26,505,337
Asset-Backed Securities	—	8,247,234	7,383,239	15,630,473
U.S. Treasury Obligations	—	8,253,494	—	8,253,494
Senior Loans:
Hotels/Gaming	—	—	1,248,000	1,248,000
All Other	—	2,835,509	—	2,835,509
Municipal Bonds	—	1,536,478	—	1,536,478
Convertible Preferred Stock	450,726	—	—	450,726
Warrants	—	20	—	20
Short-Term Investments	—	14,125,472	—	14,125,472
Options Purchased:
Market Price	—	207,812	—	207,812
	450,726	218,465,627	13,227,373	232,143,726
Investment in Securities - Liabilities
Options Written, at value:
Market Price	—	(1,028,125)	—	(1,028,125)
Securities Sold Short, at value	—	(5,435,157)	—	(5,435,157)
	—	(6,463,282)	—	(6,463,282)
Other Financial Instruments* - Assets
Credit Contracts	—	1,836,336	—	1,836,336
Foreign Exchange Contracts	—	70,006	—	70,006
Interest Rate Contracts	—	203,390	—	203,390
	—	2,109,732	—	2,109,732
Other Financial Instruments* - Liabilities
Credit Contracts	—	(471,450)	—	(471,450)
Foreign Exchange Contracts	—	(109,370)	—	(109,370)
Market Price	(2,123,402)	(199,437)	—	(2,322,839)
	(2,123,402)	(780,257)	—	(2,903,659)
Totals	$(1,672,676)	$213,331,820	$13,227,373	$224,886,517

At June 30, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended June 30, 2013, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/13
Investments in Securities - Assets
Mortgage-Backed Securities	$1,993,826	$19,886	$(51,388)	$(1,179)	$(1,098)	$33,126	$—	$—	$1,993,173
Corporate Bonds & Notes:
Airlines	2,734,042	—	(87,929)	—	—	(43,152)	—	—	2,602,961
Asset-Backed Securities	7,120,443	—	(153,522)	37,287	82,035	296,996	—	—	7,383,239
Senior Loans:
Hotels/Gaming	1,305,000	—	—	2,600	—	(59,600)	—	—	1,248,000
Totals	$13,153,311	$1,179,350	$(1,452,303)	$38,708	$80,937	$227,370	$—	$—	$13,227,373

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2013:

	Ending Balance at 6/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$817,173	Benchmarked Pricing	Security Price Reset	$100.55
	1,176,000	Third-Party Pricing Vendor	Single Broker Quote	$98.00
Corporate Bonds & Notes	2,602,961	Third-Party Pricing Vendor	Single Broker Quote	$107.00-$115.00
Asset-Backed Securities	7,383,239	Benchmarked Pricing	Security Price Reset	$26.48-$102.54
Senior Loans	1,248,000	Third-Party Pricing Vendor	Single Broker Quote	$104.00

* Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at June 30, 2013 was $447,205.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Global StocksPLUS® & Income Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel

President & Chief Executive Officer
Date: August 19, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer
Date: August 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel

President & Chief Executive Officer
Date: August 19, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer
Date: August 19, 2013